Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Nissan Wholesale Receivables Company II LLC (the “Depositor”)	1 March 2024
Nissan Motor Acceptance Company LLC (the “Sponsor”)
One Nissan Way
Franklin, Tennessee 37067

Re:	Nissan Master Owner Trust Receivables (the “Issuing Entity”)

Series 2024-A Notes (the “2024-A Notes”) and Series 2024-B Notes (the “2024-B Notes,” together with the 2024-A Notes, the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Depositor, Sponsor, BofA Securities, Inc., Citigroup Global Markets Inc., MUFG Securities Americas Inc. and Mizuho Securities USA LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information relating to a revolving pool of receivables (the “Receivables”) arising from time to time in connection with the purchase and financing by retail motor vehicle dealers (the “Dealers”) of their new, pre-owned, and used automobile and light-duty truck inventory, pursuant to certain floorplan financing accounts (the “Accounts”) relating to the Issuing Entity’s securitization transactions. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.	Electronic data files (the “Provided Data Files”):

i.

Labeled “Dealer Summary-Floorplan_01312024_EY.csv” and the corresponding record layout and decode information, as applicable (the “Summary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the Dealers and their Accounts as of the close of business on 31 January 2024 (the “Cut-Off Date”) and

ii.

Labeled “Dealer Summary Detail_01312024_EY.csv” and the corresponding record layout and decode information, as applicable (the “Detail Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the Receivables corresponding to the Accounts as of the Cut-Off Date,

b.

A servicing system extraction file labeled “CREDIT_UTILISATION_EXTRACT_31012024_1708458494811.xlsx” and the corresponding record layout and decode information, as applicable (the “System Extraction File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the Sample Accounts (as defined in Attachment A),

c.	Imaged copies of the following items (collectively, the “Source Documents,” together with the System Extraction File, the “Sources”):

i.	Certain printed screen shots and payment histories from the Sponsor’s electronic servicing and processing system (the “System Screen Shots”),

ii.	The registration of alternate name, as applicable (the “Registration of Alternate Name”) and

iii.

Automotive wholesale financing and security agreement, lease plan financing and security agreement, articles of amendment, motor vehicle inventory financing agreement, modification of wholesale loan documents, operating agreement, notification of address change and security agreement and pledge of overland express sweep account or other related documents (collectively and as applicable, the “Contract”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable (as defined in Attachment A),

d.

Certain schedules and the corresponding record layout and decode information, as applicable (collectively, the “Class Code Mapping Schedules”), that the Sponsor, on behalf of the Depositor, indicated contain decode information relating to the class code, as shown on the Data File (as defined in Attachment A), corresponding to the vehicle age classification, as shown in the System Screen Shots,

e.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A, and

f.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Sources, Class Code Mapping Schedules, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Sources, Class Code Mapping Schedules or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Receivables, Dealers or Accounts, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

1 March 2024

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we combined the information on the Summary Data File and Detail Data File. The Summary Data File and Detail Data File, as combined, are hereinafter referred to as the “Data File.”

2.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 125 Receivables from the Data File (the “Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Data File.

For the purpose of the procedures described in this report, the 125 Sample Receivables are referred to as Sample Receivable Numbers 1 through 125.

3.	For each Sample Receivable, we:

a.

Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

b.

Observed that the corresponding Contract contained a signature in the dealer signature section of such Contract. We performed no procedures to determine the validity of the signature contained in the dealer signature section of such Contract.

Exhibit 1 to Attachment A Page 1 of 3

Sample Characteristics and Sources

Sample Characteristic	Data File Field Name	Source(s)	Note(s)

Account number	ACCOUNT_NUMBER	System Screen Shots	i.

Dealer name	NAME	(a) Contract, (b) Contract and System Screen Shots or (c) Contract and Registration of Alternate Name	ii.

Dealer state	DEALER_STATE	System Screen Shots

VIN	VIN	System Screen Shots

Origination date	INVOICE_DATE	System Screen Shots

Vehicle year	YEAR	System Screen Shots

Original balance	ORIGINAL_BALANCE	System Screen Shots

Current balance	CURRENT_BALANCE	System Screen Shots	iii.

Vehicle age classification	CLASS_CODE	System Screen Shots	iv.

Annual percentage rate	ALL_IN	System Screen Shots and recalculation	v.

Dealer’s current balance	GROSS_PRINCIPAL_BALANCE	System Extraction File

Commitment amount	COMMITMENT	System Screen Shots or System Extraction File	vi.

CMA balance	CMA_BALANCE	System Screen Shots	vii.

Margin	MARGIN	System Screen Shots

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the dealer name Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to:

a.	Ignore differences due to truncation, abbreviation or punctuation and

b.	Use the Contract, the Contract and System Screen Shots or the Contract and Registration of Alternate Name, as applicable, showing any customer hierarchy or relationship information, as the Sources.

Exhibit 1 to Attachment A

Notes: (continued)

iii.

The Sponsor, on behalf of the Depositor, indicated that certain of the System Screen Shots contained account activity that occurred after the Cut-Off Date. For the purpose of comparing the current balance Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to only consider account activity that occurred on or prior to the Cut-Off Date.

iv.

For the purpose of comparing the vehicle age classification Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source, in accordance with the decode information shown on the Class Code Mapping Schedules, as applicable.

v.	For the purpose of comparing the annual percentage rate Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to:

a.	Recalculate the annual percentage rate as the difference between:

1.	The margin, as shown in the System Screen Shots, and

2.	The rate, as shown in the decode table below, corresponding to certain prime codes, as shown on the Data File, and

b.	Ignore differences of +/- 0.0001% or less.

Prime Code	Rate
BASE	8.5000%
PRIME	8.5000%
SOFR	5.4527%

vi.

For the purpose of comparing the commitment amount Sample Characteristic for each Sample Receivable (except for Sample Receivable Number 100) the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source.

For the purpose of comparing the commitment amount Sample Characteristic for Sample Receivable Number 100, the Sponsor, on behalf of the Depositor, instructed us to use the System Extraction File as the Source.

vii.

For the purpose of comparing the CMA balance Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to compare the absolute value of the CMA balance, as shown on the Data File, to the corresponding information shown in the System Screen Shots, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us not to compare the CMA balance Sample Characteristic for any Sample Receivable with a CMA balance of “0” as shown on the Data File.

Exhibit 1 to Attachment A

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Receivable Number	Sample Characteristic	Data File Value	Source Value
67	Annual percentage rate Margin	0.00% 8.50%	0.50% 9.00%
91	Dealer’s current balance	$6,690,701.84	$6,716,643.84